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                                                                  EXHIBIT 10.2.1

                                                       Merrill Lynch
                                                       33 West Monroe Street
                                                       Chicago, Illinois 60603
                                                       312/845-1020
                                                       FAX 312/845-9093

                                                       August 15, 1996

Mr. Jeffrey W. Church                                  Jeremy M. Dhein
Chief Financial Officer                                Credit Services Account
Survival Technology, Inc.                              Manager
2275 Research Boulevard
Rockville, MD  20850


     RE:  Extension of WORKING CAPITAL MANAGEMENT ACCOUNT ("WCMA") No. 749-07E53
          ----------------------------------------------------------------------

Dear Mr. Church,

It is our pleasure to inform you that we have approved an extension of the above-numbered WCMA Line of Credit.
for Survival Technology, Inc.

     As extended, the new Maturity Date for your WCMA Line of Credit will be December 31, 1996, with all other terms and conditions remaining unchanged. In connection with this extension, a $6,250.00 fee will be charged to the WCMA Account.


With so many institutions offering financial services today, we realize that you have a choice and we thank you for choosing Merrill Lynch. You are a very important client to us and we hope that the WCMA Line of Credit has provided better control of your working capital and helped enhance your company's bottom line. In addition to the WCMA Line of Credit, Merrill Lynch offers a broad range of products and services to our business clients including:

     Term Financing for equipment purchases and other fixed asset acquisitions and ESOP financing.

     Business Advisory Services including business valuations, advisory services in connection with ESOP's and the acquisition or sale of a business, and our exclusive "Business Financial Planner".

     Business Investment Services, including strategies for short-term and intermediate-term investments.

Once again, we are pleased to provide you with an extension of your WCMA Line of Credit. Should you have any questions, please contact Pack Fancher at (202) 659-6077.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By:/S/   Jeremy M. Dhein
   ---------------------------------
     Credit Services Account Manager


cc:  K. Pack Fanchor - MLPF&S - Washington, DC
     Paul Conroy - MLBFS - Washington, DC
     Cristina D'Erasmo - Survival Technology, Inc.